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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1—12994 (Commission File Number)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 5. Other Events

        On January 31, 2003, The Mills Corporation (the "Company"), through The Mills Limited Partnership, completed the acquisition of five shopping center properties from The Cadillac Fairview Corporation Limited and various affiliated entities ("Cadillac Fairview"). We previously reported the closing of that acquisition in our Current Report on Form 8-K dated February 11, 2003. By an amendment to our Current Report on Form 8-K, dated March 28, 2003, we filed historical statements of certain revenues and certain operating expenses for the Cadillac Fairview properties for the year end December 31, 2001 and the nine months ended September 30, 2002, and pro forma financial information for the Company for those periods, as required by Rule 3-14 of Regulation S-X.

        We are amending our Current Report on Form 8-K to file, as exhibits 99.3 and 99.4, historical statements of certain revenues and certain operating expenses for the Cadillac Fairview properties for the year end December 31, 2002 and the three months ended March 31, 2003 and pro forma financial information for the Company for those periods.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

  (c)
  Exhibits:

Exhibit Name
23	Consent of Independent Auditors.
99.1	Combined Statement of Certain Revenues and Certain Operating Expenses and Notes.
99.2	Unaudited Pro Forma Consolidated Financial Information.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2003	THE MILLS CORPORATION
	By:	/s/ MARY JANE MORROW
Mary Jane Morrow Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document
23	Consent of Independent Auditors.
99.1	Combined Statement of Certain Revenues and Certain Operating Expenses and Notes.
99.2	Unaudited Pro Forma Consolidated Financial Information.

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SIGNATURE
EXHIBIT INDEX